UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  October 1, 2013

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place
Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2013, Premier, Inc., a Delaware corporation (the “Company”), consummated its previously announced initial public offering (the “IPO”) of 32,374,751 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), which included 4,222,793 shares sold pursuant to the option granted to the underwriters by the Company, which was exercised in full prior to the consummation of the IPO.

In connection with the IPO and the related internal reorganization of the Company (the “Reorganization”), the Amended and Restated Limited Partnership Agreement of Premier Healthcare Alliance, L.P. (f/k/a Premier Purchasing Partners, L.P.) (“Premier LP”), was entered into as of September 25, 2013, and became effective as of October 1, 2013 upon consummation of the IPO and the Reorganization, by and among Premier Services, LLC (“Premier GP”), as general partner, and the limited partners of Premier LP.  In addition, prior to the consummation of the IPO, the Company entered into the following agreements: (i) the Exchange Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013, by and among the Company, Premier LP and the limited partners of Premier LP from time to time party thereto; (ii) the Tax Receivable Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013,  among the Company and the limited partners of Premier LP from time to time party thereto; (iii) the Registration Rights Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013, by and among the Company and the limited partners of Premier LP from time to time party thereto; (iv) the Voting Trust Agreement, entered into as of October 1, 2013, among the Company, Premier LP, the holders of the Company’s Class B common stock, par value $0.000001 per share (the “Class B Common Stock”), from time to time party thereto and Wells Fargo Delaware Trust Company, N.A., as trustee; (v) the Stock Purchase Agreement, entered into as of September 25, 2013 and effective October 1, 2013, by and among the Company and the limited partners of Premier LP; (vi) the Unit Put/Call Agreement, entered into as of July 1, 2013, by and among the Company, Premier LP, Premier Healthcare Solutions, Inc. (“PHSI”) and the limited partners of Premier LP; and (vii) the Contribution Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier LP and the stockholders of PHSI.

The Voting Trust Agreement, the Amended and Restated Limited Partnership Agreement of Premier LP, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement, the Stock Purchase Agreement, the Unit Put/Call Agreement and the Contribution Agreement (collectively, the “Agreements”) are filed herewith as Exhibits 9.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively. The terms of the Agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-190828) as originally filed with the Securities and Exchange Commission on August 26, 2013, as amended (the “Registration Statement”), and as described in the Registration Statement, which descriptions are incorporated herein by reference. Such descriptions of the Agreements do not purport to be complete and are subject to and qualified in their entirety by reference to the full texts of the Agreements, which are filed herewith and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Upon consummation of the Reorganization and the IPO on October 1, 2013, the Company issued 112,607,832 shares of its Class B Common Stock to the limited partners of Premier LP pursuant to the Stock Purchase Agreement referenced above, at a price per share equal to the par value, for an aggregate consideration of $112.61.  The terms and provisions of the Class B Common Stock are substantially the same as the terms and provision described in the Registration Statement, which description is incorporated herein by reference.  These shares of Class B Common Stock were issued in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that no public offering was made.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately following the consummation of the IPO on October 1, 2013, the appointments of Lloyd H. Dean, Peter S. Fine and Philip A. Incarnati to the Board of Directors of the Company became effective.  Messrs. Dean and Incarnati are Class I directors whose terms will expire at the annual meeting of stockholders to be held in 2014.  Mr. Fine is a Class III director whose term will expire at the annual meeting of stockholders to be held in 2016.  Messrs. Fine and Incarnati have been appointed to the Company’s Finance Committee.  Mr. Dean has been appointed to the Company’s Compensation Committee.  Biographical information regarding these directors and a description of the terms of their compensation have previously been reported by the Company in the “Management” section of the Registration Statement, which information and description are incorporated herein by reference.

There are no arrangements or understandings between Messrs. Dean, Fine or Incarnati and any other person pursuant to which any of them were selected to serve as a director of the Company, nor are they participants in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On October 1, 2013, the Company issued a press release announcing the consummation of the IPO. The Company sold 32,374,751 shares of Class A common stock at a price to the public of $27.00 per share. J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC served as joint book-running managers for the offering. Citigroup Global Markets Inc., Piper Jaffray & Co., Raymond James & Associates, Inc. and William Blair & Company, L.L.C. acted as co-managers.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

9.1

Voting Trust Agreement Relating to Shares of Class B common stock of Premier, Inc. entered into as of October 1, 2013 by and among Premier, Inc., Premier Purchasing Partners, L.P., the holders of Class B common stock of Premier, Inc. and Wells Fargo Delaware Trust Company, N.A.

10.1	Amended and Restated Limited Partnership Agreement of Premier Healthcare Alliance, L.P. entered into as of September 25, 2013 and effective as of October 1, 2013.

10.2	Exchange Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc., Premier Purchasing Partners, L.P. and its limited partners.

10.3	Tax Receivable Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. and the Limited Partners of Premier Healthcare Alliance, L.P.

10.4	Registration Rights Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. and the Limited Partners of Premier Healthcare Alliance, L.P.

10.5	Stock Purchase Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. and the limited partners of Premier Healthcare Alliance, L.P.

10.6	Unit Put/Call Agreement entered into as of July 1, 2013 by and among Premier Healthcare Alliance, L.P., Premier Healthcare Solutions, Inc. and the limited partners of Premier Healthcare Alliance, L.P.

10.7

Contribution Agreement entered into as of September 25, 2013 and effective as of October 1, 2013 by and among the stockholders of Premier Healthcare Solutions, Inc. and Premier Purchasing Partners, L.P.

99.1	Press Release dated October 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
		Name:	Susan D. DeVore
		Title:	Chief Executive Officer and President

Date: October 7, 2013